SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

CB FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 North Market Street, Carmichaels, Pennsylvania	15320
(Address of principal executive offices)	(Zip Code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

On August 16, 2017, CB Financial Services, Inc. (the “Company”) announced that its Board of Directors declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.22 per share will be paid on or about September 18, 2017 to stockholders of record on September 8, 2017.

A copy of the press release announcing the cash dividend is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated August 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: August 16, 2017	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer